In re: The Financial Oversight and Management Board for Puerto Rico, as representative of The Commonwealth of Puerto Rico et al., Debtors/The Special Claims Committee of the Financial Oversight and Management Board for Puerto Rico, Acting by and Through its Members, and The Official Committee of Unsecured Creditors of the Commonwealth of Puerto Rico, as co-trustees respectively, of the Commonwealth of Puerto Rico, et al, v. Defendant 1B-100B, Case No. 17-BK-3283 is pending in the United States District Court for the District of Puerto Rico. Plaintiffs allege that general obligations bonds issued by designated debtors were issued in violation of the Constitution and statutes of Puerto Rico. Plaintiffs seek to recover all debt payments made in connection with the bonds and to avoid any future payment obligations. There is currently a stay in this matter. No response has yet been required by Ivy VIP High Income Fund.

Series name: Ivy VIP High Income

Series Identification number: S000006242